UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to §240.14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified in Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA ADVISORS, LLC

ANCORA ALTERNATIVES LLC

ANCORA BELLATOR FUND, LP

ANCORA CATALYST, LP

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP LLC

ANCORA HOLDINGS GROUP, LLC

ANCORA IMPACT FUND LP

ANCORA IMPACT FUND LP SERIES AA

ANCORA IMPACT FUND LP SERIES BB

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

INVERNESS HOLDINGS LLC

BETSY ATKINS

JAMES BARBER, JR.

WILLIAM CLYBURN, JR.

FREDERICK DISANTO

SAMEH FAHMY

JOHN KASICH

GILBERT LAMPHERE

ALLISON LANDRY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Ancora Alternatives LLC (“Ancora Alternatives”), together with the other participants named herein, have filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of their slate of director nominees at the 2024 annual meeting of shareholders of Norfolk Southern Corporation, a Virginia corporation (the “Company”). From time to time, Ancora Alternatives and the other participants named herein may refer shareholders of the Company to such materials reproduced herein, recent articles or other materials. The materials disclosed herein may be posted to the Ancora Alternatives campaign website at www.movenscforward.com (the “Website”).

Item 1: From time to time, Ancora Alternatives and the other participants named herein may refer shareholders of the Company to such materials reproduced below.

Exhibit 1:

The BMWED Teamsters Reiterates Support for Jim Barber at Norfolk Southern

NOVI, Mich.--(BUSINESS WIRE)--The Brotherhood of Maintenance of Way Employes Division of the International Brotherhood of Teamsters (“BMWED Teamsters” or “BMWED-IBT”) today reiterated its support for Ancora Holdings Group, LLC’s (“Ancora”) efforts to elect seven director candidates and install Jim Barber at Norfolk Southern Corporation (NYSE: NSC) (“Norfolk Southern” or the “Company”).

Tony Cardwell, President of BMWED-IBT, commented:

“The wellbeing of our membership is often dependent upon competent and reliable corporate leadership. Based on our discussions with Ancora director candidate and proposed CEO Jim Barber, the BMWED Teamsters is confident that his leadership would drive necessary changes and improvements to ensure our Norfolk Southern members are protected and succeed on the job. Jim has proven to us that he can build bridges and work with all stakeholders, including labor unions, underpinning our trust in his capabilities. Additionally, we are very confident that our members’ concerns will be appropriately and effectively addressed if Jim is helping turn around Norfolk Southern.

Regrettably, under current CEO Alan Shaw’s leadership, Norfolk Southern’s failure to adequately address significant safety and operations concerns raised by BMWED and others has seriously undermined the railroad. This inability threatens to continue crippling Norfolk Southern’s operations, reflecting a persistent disregard for the critical issues that impact service, safety and the value generated by the Company. We expect this view to be validated when the federal government issues its final report on the East Palestine, Ohio derailment and related toxic burn next month.

In contrast, Jim’s background as COO of a more than $100 billion transportation company and his experience as one of the nation’s largest rail shippers lead us to believe he can drive value for our members and all of the Company’s stakeholders from the boardroom and C-suite.”

Contacts

Zachary Wood

Director of Strategic Coordination and Research

BMWED-IBT

(248) 662-2614

zwood@bmwe.org

Exhibit 2:

Exhibit 3:

Exhibit 4:

General Chairmen of the Brotherhood of Locomotive Engineers and Trainmen, Representing Members at Norfolk Southern, Address CEO Alan Shaw’s “Unfounded and Desperate” Attacks on Labor Discussions

Nearly Half of the Company’s Unionized Employees Support Jim Barber to Lead Norfolk Southern

INDEPENDENCE, Ohio--The three Brotherhood of Locomotive Engineers and Trainmen (“BLET”) General Chairmen (Scott Bunten, Dewayne Dehart, and Jerry Sturdivant), who are affiliated with the International Brotherhood of Teamsters and represent members at Norfolk Southern Corporation (NYSE: NSC) (“Norfolk Southern”), issued the following statement:

“Norfolk Southern CEO Alan Shaw is falsely accusing Ancora and two out of the three largest rail unions – the BLET and the BMWED, who collectively represent 41.5% of the railroad’s unionized workforce – of violating the Railway Labor Act and negotiating ‘backroom deals’ at the expense of shareholders. Mr. Shaw chose to ignore the fact that both unions are not only stakeholders, but each also represents large numbers of shareholders, who want to see the company succeed. He made his ungrounded and desperate claims after it became public that positive discussions were held between Ancora nominees with officers of the two Teamsters affiliates.

In another act of desperation, Norfolk Southern issued a press release misrepresenting the record of Jim Barber, an Ancora nominee and long-time partner to unions. Mr. Barber has not only demonstrated positive relationships with labor here, but also had direct experience driving productive engagement with the Teamsters while COO and President of International at UPS. In fact, the largest private sector collective bargaining agreement in the United States is the UPS-Teamsters National Master Agreement.

Desperate statements and inconsistent and shifting strategies characterized much of what BLET’s union leaders have heard from Norfolk Southern’s current CEO in recent weeks. This is why BLET’s leaders chose to switch their support to Ancora after meeting with Mr. Barber and its nominees. We suspect this is why other investors and rail unions are likely to follow.”

Scott Bunten, Dewayne Dehart, and Jerry Sturdivant, the three General Chairmen representing BLET members at Norfolk Southern, made this additional joint statement:

“Although we initially supported Mr. Shaw and Norfolk Southern’s management in this contest, today he leads a different team with an unproven strategy. The ever-changing and inconsistent policies that we have been hearing from the railroad’s current leadership in recent weeks forced BLET to take another look at Ancora and its nominees. We ultimately made a final decision to support the Ancora slate and CEO choice. Alan Shaw’s unfounded attacks this week have further convinced us that we made the correct choice.”

# # #

About the BLET

The Brotherhood of Locomotive Engineers and Trainmen (BLET) represents more than 51,000 professional locomotive engineers and trainmen throughout the United States. The BLET is the founding member of the Rail Conference, International Brotherhood of Teamsters. Founded in 1863, BLET is the nation’s oldest trade union. For more information about BLET, please visit https://ble-t.org/.

For BLET:

Jamie Horwitz

202-549-4921

jhdcpr@starpower.net

Item 2: On May 2, 2024, Ancora Alternatives issued the following communication to shareholders of the Company.

Fellow Norfolk Southern Stakeholder:

Today, the Brotherhood of Maintenance of Way Employees Division of the International Brotherhood of Teamsters reiterated its support for Ancora's proposed CEO Jim Barber and all seven director candidates for election to Norfolk Southern's Board of Directors.

READ BMWED TEAMSTERS' ANNOUNCEMENT

Ancora urges shareholders to elect its full slate of highly qualified directors at the May 9th Annual Meeting. For more information on how to vote the BLUE Proxy Card for each of Ancora's proposed directors, visit www.MoveNSCForward.com.

LEARN HOW TO VOTE BLUE

Thank you again for your interest and continued support in ***MOVING NSC FORWARD.***

Sincerely,

Ancora Holdings Group, LLC

Link to Legal Disclaimers

Item 3: On May 2, 2024, Ancora Alternatives posted the following materials to the Website.

Institutional Shareholder Services' Taft-Hartley Advisory Services and Social Advisory Services recommend shareholders support significant change at Norfolk Southern by voting for all seven of Ancora's director candidates on the Blue Proxy Card.

" The proxy contest is centered on a debate over which management team is best suited to the lead the company forward. It is therefore important to provide the dissident with a voice that is loud enough to have its case for management change appropriately considered. "

" Dissident nominee and CEO selection James Barber appears to be a capable candidate with experience and skills that should be transferable to the railroad industry, which makes him a credible director and CEO candidate. "

" There are serious concerns with oversight and accountability that will require substantial change to rectify. These concerns are grave and are considered to rise to the level suggesting that a change inboard control is immediately required and the current board's negligence has created serious concerns for shareholders. "

ISS

[1] *Permission to use quotations from ISS and Glass Lewis was neither sought nor obtained.*

***

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “intends,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements relate to future events or future performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements or those of the industry to be materially different from those expressed or implied by any forward-looking statements. Norfolk Southern Corporation, a Virginia corporation (“Norfolk Southern”), has also identified additional risks relating to its business in its public filings with the Securities and Exchange Commission (the “SEC”). Ancora Alternatives LLC (“Ancora Alternatives”), and as applicable the other participants in the proxy solicitation, have based these forward-looking statements on current expectations, assumptions, estimates, beliefs, and projections. While Ancora Alternatives and the other participants, as applicable, believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the participants’ control. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Ancora Alternatives or any of the other participants described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Ancora Alternatives that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Ancora Alternatives nor any participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Ancora Alternatives does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”), Ancora Merlin Institutional, LP, (“Ancora Merlin Institutional”), Ancora Merlin, LP (“Ancora Merlin”), Ancora Catalyst, LP (“Ancora Catalyst”), Ancora Bellator Fund, LP (“Ancora Bellator”), Ancora Impact Fund LP Series AA (“Ancora Impact AA”) and Ancora Impact Fund LP Series BB (“Ancora Impact BB”) (each of which is a series fund within Ancora Impact Fund LP) (Ancora Catalyst Institutional, Ancora Merlin Institutional, Ancora Merlin, Ancora Catalyst, Ancora Bellator, Ancora Impact AA and Ancora Impact BB, collectively, the “Ancora Funds”), Ancora Advisors, LLC (“Ancora Advisors”), The Ancora Group LLC (“Ancora Group”), Ancora Family Wealth Advisors, LLC (“Ancora Family Wealth”), Inverness Holdings LLC (“Inverness Holdings”), Ancora Alternatives, Ancora Holdings Group, LLC (“Ancora Holdings”) and Frederick DiSanto (collectively, the “Ancora Parties”); and Betsy Atkins, James Barber, Jr., William Clyburn, Jr., Sameh Fahmy, John Kasich, Gilbert Lamphere and Allison Landry (the “Ancora Nominees” and, collectively with the Ancora Parties, the “Participants”).

Ancora Alternatives and the other Participants have filed a definitive proxy statement and accompanying BLUE proxy card (the “Definitive Proxy Statement”) with the SEC on March 26, 2024 to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of shareholders of Norfolk Southern.

IMPORTANT INFORMATION AND WHERE TO FIND IT

ANCORA ALTERNATIVES STRONGLY ADVISES ALL SHAREHOLDERS OF NORFOLK SOUTHERN TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY ANCORA ALTERNATIVES AS THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND AT ANCORA ALTERNATIVE’S WEBSITE AT WWW.MOVENSCFORWARD.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S SHAREHOLDERS. SHAREHOLDERS MAY ALSO DIRECT A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (SHAREHOLDERS CAN CALL TOLL-FREE: +1 (866) 227-7300).

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.